EXHIBIT 99.1

 2016 Annual Shareholders Meeting  January 22, 2016Jupiter, FL

 Cautionary Note Regarding Forward Looking Statements   This presentation [and responses to various questions] contains forward-looking statements including our strategy and opportunities, developing accounts with utility companies across the U.S., potential pilot programs, and generating revenue.  The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the failure to receive material orders from utility and mining companies, global and domestic economic conditions, budgetary pressures facing state and local governments, our failure to receive or the potential delay of anticipated orders for our products, failure to receive acceptance of FireIce® by State and Local governments and an adverse result in our pending litigation.  Further information on our risk factors is contained in our filings with the SEC, including the Prospectus dated November 5, 2013.  Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

 Highlights  WelcomeOperationsFiscal ReviewFour Key Business SegmentsWildland/Biomass/Agricultural FiresUtilities/Industrial/Communication TowersMunicipal Police/Fire/EMS (FireIce Solutions)Agriculture, Mining & ConstructionNew Products / Research & DevelopmentQ&A  Product Families

Operations (Priorities)

- Over 25 years experience turning around underperforming companies
- Owner / Advisor of companies ranging from $50 million to over $1 billion
- Retail / Wholesale / Sourcing / Distribution
- Consumer Products / Home Goods / Apparel / Services
- Introduced to Mike Reger in late 2014
- Came aboard May 2015 with a mandate to make fundamental changes in how the company operates and to prepare for the growth ahead
- *Keywords: Focus / Timelines / Discipline / Accountability / Systems*
- Recently extended through the end of 2016
- Oversee day-to-day operations

Operations (Priorities)

<u>PROJECT DRIVEN</u>

Examples . . .

- Initiated monthly Sales Forecasting
- Cleaning up Sales Rep & Distributor Network
- Re-set MSRP pricing
- Brought focus and discipline to R&D activities:
  - Product Worksheets
  - Task Lists
  - Product costing and lead times
  - In-house manufacturing protocols and QC procedures
- Breaking silos to become more collaborative




Sales Order

 PROJECT DRIVENExamples . . .Upgrading inventory controls (on hand, on order, committed, pick/pack slips, etc.)Reducing costs by eliminating non-performing and under-performing positionsStreamlining Content & Style of Sales and Marketing DocumentsOutsourcing manufacturing for larger-scale projectsStreamlining website experience with easier navigation and cleaner contentUpgraded Owner’s Manuals and Added “Quick Start Guides”  Operations (Priorities)

Fiscal Review – Positive Revenue Trends



$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Non-Recurring
Con Ed ($435k)

Fiscal Review – Positive Revenue Trends



$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Q1
Q2
Q3
Q4
2013
2014
2015
2016
Non-Recurring
Con Ed ($435k)

Fiscal Review – Positive Revenue Trends



$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Non-Recurring
Con Ed ($435k)
Turkey ($57k)

Fiscal Review – Positive Revenue Trends



$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Q1 Q2 Q3 Q4
2013
2014
2015
2016
Fiscal
$460,200
$807,800
$800,400
Non-Recurring
Con Ed ($435k)
Turkey ($57k)
Perry Supply ($140)
ConEd ($93)

Fiscal Review – Positive Revenue Trends



$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Q1 Q2 Q3 Q4
2013
2014
2015
2016
Fiscal
$460,200
$807,800
$800,400
Non-Recurring
Con Ed ($435k)
Turkey ($57k)
Perry Supply ($140)
ConEd ($93)

6-Mos Ended 12/31	
2014	2015
$266,700	$776,600

GelTech Solutions

Fiscal Review – Positive Revenue Trends



$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Q1
Q2
Q3
Q4
2013
2014
2015
2016
Fiscal
$460,200
$807,800
$800,400

6-Mos Ended 12/31	
2014	2015
$266,700	$776,600

TTM Ended 12/31	
2014	2015
$485,500	$1,310,200

Non-Recurring

Con Ed ($435k)

Turkey ($57k)

Perry Supply ($140)
ConEd ($93)

 FireIce Wildland Division

FireIce Wildland Fire Division

- Gel retardant of choice for agencies across North America
- 2015 Wildland Fire Season
  - FireIce products deployed on over 600 airtanker missions
  - Estimated 0.5 Million gallons of FireIce used
  - Over $850k gross revenue generated
- Strategic Growth Strategy
  - Focus on state-level forestry departments
    - Pilot programs / testing planned for multiple states
  - Updated product portfolio
  - Comprehensive on-site and HQ training programs

Wildland Fire: Industry Adoption

- Overall
  - At least 12 wildland fire agencies using FireIce products during 2016 season
  - There are significant growth opportunities for revenue, even within existing customers
- State Agencies
  - Leveraging existing, formal agreements between states to develop synergies for the agencies
- Provincial Agencies (CAN)
  - Working with a number of other agencies to utilize scooper and ground loaded airtankers
- Federal Agencies
  - FireIce was used by several federal agencies in airtankers and ground engines
  - Major demonstration of FireIce to the US Forest Service completed in late 2014
- International
  - Closely working with distributor in Australia
  - Developing tactical strategy for Europe

Wildland Fire: Operations

- Seasonal industry with extremely short delivery timeframes
- Sufficient inventory required for high demand periods
- Highly specialized third-party blenders contracted for manufacturing
- Network of low-cost warehouses strategically located throughout North America
  - Jupiter, FL
  - Atlanta, GA
  - Philadelphia, PA
  - St. Louis, MO
  - Vancouver, WA
  - Phoenix, AZ



United States
Gulf of California
Gulf of Mexico
Mexico

 Wildland Fire: Strategic Partnerships  Formal and informal relationships with strategic partners in the industryUtilize existing economies of scale and industry expertise Airtanker vendorsDesign & engineering firmsBlending facilitiesWarehouse facilities

FireIce Agriculture / Biomass Market

- New Market 2015
  - $73k Revenue
  - FireIce for suppression and inventory protection
- California Agriculture Market
  - Almond Hulls / Hay / Timber
- Bio-Mass Market
  - Secured first significant sale to a major biomass plant in Iowa
- Addressing a new market; limited existing competition

FireIce: Growth as a Brand

- FireIce Original – an outstanding product with an endless supply of opportunity
- Developing new, groundbreaking and propriety products
  - Goal #1: To develop the next generation of our existing products
  - Goal #2: To develop a pipeline of products that augment the current portfolio
- Customer Centric vs. Product Centric
  - Products will satisfy market demand and gaps for current and future customers

GELTECH® SOLUTIONS

FireIce: Growth as a Brand

FireIce®
A GELTECH SOLUTION®
FireIce Brand

FireIce Wildland	FireIce Shield	FireIce Extinguishers
FireIce High Visibility Orange (HVO-F)	FireIce Shield – First Responders	FireIce UL Approved Class - A
FireIce High Visibility Blue (HVB-F)	FireIce Shield – Welding & Cutting	**New Product in Pipeline**
2 New Products in Pipeline	FireIce Shield CTP	


FireIce
25lb.
FireIce
FireIce

 Soil2O: Market Overview  Strategic focusWhite Cap / HD Supply primary distributor West CoastMunicipalities for dust control - maintenanceAgriculture / farming dust control

Municipal Police/Fire/EMS

FireIce Solutions

- First three months of operations: Over twenty fire, police, hazmat and other municipalities
- $500,000 commitment
- Boston Fire Department
  Dublin Fire Department
  Dublin School
  Goffstown Fire Department
  Lincoln Fire Department
  Littleton Fire Department
  Littleton Power and Light
  Lunenberg Fire Department
  Manchester Fire Department
  Massachusetts Department of Transportation
  Medway Police Department
  Rumney Fire Department
  Raynham Fire Department
  Norfolk Police Department
  Paxton Fire Department
  St. Anselm College
  Stoddard Fire Department
  Stow Fire Department
  Sudbury Fire Department
  Town of Rindge
  Westford Fire Department
  Wright Patterson Air Force Base
- Unexpected opportunities: Colleges
- UL-rated FireIce fire extinguishers; Eductor systems for engines
- Over 500 FireIce fire extinguishers delivered thus far; another 500 units ordered

 New Products / Research & Development  FireIce Shield Subsurface Vault Containment UnitFireIce Shield CTP SystemFireIce Shield Cutting & WeldingLi-ion Battery Suppression/Hazmat ShippingLarge Industrial Client Opportunity

 For More Information  Product Specs  Press Releases   Management  Product Videos

 For More Information  Mr. Michael Porter7 Pennsylvania PlazaNew York, NY 10001Phone: (212) 564-4700mike@plrinvest.com

For More Information



Introduction to GelTech Solutions
Shareholders Letter
Recent Press Releases
Product Sell Sheets
Product Videos

2016 Annual Shareholders Meeting  Q&A

 2016 Annual Shareholders Meeting  Thank You for Your Support